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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS



     We consent to inclusion in this Registration Statement on Form S-8 of our report dated September 16, 1994, on our audits of the financial statements of Harmony Holdings, Inc.


COOPERS & LYBRAND, LLP

Sherman Oaks, California
July 12, 1996